JPMORGAN U.S. EQUITY FUNDS

J.P. Morgan U.S. Large Cap Core Plus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 2, 2016

to the Prospectuses dated November 1, 2015, as supplemented

The first bullet under “How To Do Business with the Funds – Purchasing Fund Shares – What does it mean that the U.S. Large Cap Core Plus Fund is publicly offered on a limited basis?” is hereby deleted in its entirety and replaced with the following:

•	Shareholders accessing the Fund through a commission-based brokerage platform may purchase shares of the Fund;

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-USLCCP-316